UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 3, 2023

ConvexityShares Trust

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-41417	86-6789125
(Commission File Number)	(IRS Employer Identification No.)

Three Main Street, Suite 215, Burlington, Vermont	05401
(Address of Principal Executive Offices)	(Zip Code)

(802) 540-0019

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of ConvexityShares Daily 1.5x SPIKES Futures ETF	SPKY	NYSE Arca, Inc.
Shares of ConvexityShares 1x SPIKES Futures ETF	SPKX	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the resignation, on July 3, 2023 (the “Effective Date”), of ConvexityShares LLC (“ConvexityShares”) from its position as sponsor of the ConvexityShares Trust (the “Trust”) and the concurrent appointment of Teucrium Trading LLC (“Teucrium”) as successor sponsor to the Trust (the “Sponsor Replacement”), as previously disclosed in the Current Report on Form 8-K of the Trust filed with the Securities and Exchange Commission (the “SEC”) on June 2, 2023.

Item 1.01 Entry into a Material Definitive Agreement

In connection with the Sponsor Replacement, as of the Effective Date, the Trust has entered into agreements with ConvexityShares, Teucrium and various service providers of the Trust, on behalf of ConvexityShares Daily 1.5x SPIKES Futures ETF and ConvexityShares 1x SPIKES Futures ETF (each a “Fund” and together, the “Funds”). These agreements reflect the transfer of the role of sponsor of the Trust from Convexity to Teucrium. The new agreements, each dated July 3, 2023, are listed below, and attached as exhibits hereto:

1.	Amended and Restated Declaration of Trust and Trust Agreement (the “Amended Trust Agreement”) between Teucrium and Wilmington Trust National Association (the “Trustee”). The Amended Trust Agreement outlines the operations of the Trust, the role of Teucrium, the role of the Trustee, and the rights of the Trust’s shareholders. The amendments made to the Trust’s initial Declaration of Trust and Trust Agreement (the “Initial Trust Agreement”) that are reflected in the Amended Trust Agreement are further described in Item 5.03, below. Attached as Exhibit 3.1.

2.	Unified Fee Agreement between Teucrium and the Trust on behalf of each of the Funds. Under this agreement, Teucrium agrees to pay all expenses incurred by the Funds (with certain exceptions). Attached as Exhibit 10.1.

3.	Assignment, Assumption and First Amendment to Marketing Agent Agreement by and between ConvexityShares, Teucrium, Foreside Fund Services, LLC (“Foreside”), and the Trust on behalf of the Funds. In this agreement, ConvexityShares assigns its rights and responsibilities under the Trust’s Marketing Agent Agreement to Teucrium. Attached as Exhibit 10.9.

4.	Assignment and Assumption Agreement (custody) by and between ConvexityShares, Teucrium, U.S. Bank National Association (“US Bank”), and the Trust, on behalf of the Funds. In this agreement, ConvexityShares assigns its rights and responsibilities under the Trust’s Custody Agreement to Teucrium. Attached as Exhibit 10.10.

5.	Assignment and Assumption Agreement (administration) by and between ConvexityShares, Teucrium, U.S. Bancorp Fund Services, LLC (“USBFS”), and the Trust, on behalf of the Funds. In this agreement, ConvexityShares assigns its rights and responsibilities under the Trust’s Fund Administration Servicing Agreement to Teucrium. Attached as Exhibit 10.11.

6.	Assignment and Assumption Agreement (fund accounting) by and between ConvexityShares, Teucrium, USBFS, and the Trust, on behalf of the Funds. In this agreement, ConvexityShares assigns its rights and responsibilities under the Trust’s Fund Accounting Servicing Agreement to Teucrium. Attached as Exhibit 10.12.

7.	Assignment and Assumption Agreement (transfer agency) by and between ConvexityShares, Teucrium, USBFS, and the Trust, on behalf of the Funds. In this agreement, ConvexityShares assigns its rights and responsibilities under the Trust’s Transfer Agent Servicing Agreement to Teucrium. Attached as Exhibit 10.13.

The foregoing descriptions of the Amended Trust Agreement, the Unified Fee Agreement, the Assignment, Assumption and First Amendment to Marketing Agent Agreement, the Assignment and Assumption Agreement (custody), the Assignment and Assumption Agreement (administration), the Assignment and Assumption Agreement (fund accounting), and the Assignment and Assumption Agreement (transfer agency) do not purport to be complete and are qualified in their entirety by reference to the full text of the respective agreement, each of which is filed as an Exhibit hereto, as noted above, and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement

In connection with the Sponsor Replacement, as of the Effective Date, the Trust has terminated its agreements with ConvexityShares, as ConvexityShares no longer serves as sponsor of the Trust. These agreements are listed below:

1.	The Initial Trust Agreement between the Trust, ConvexityShares, and the Trustee. The Initial Trust Agreement outlined the operations of the Trust, the role of ConvexityShares, the role of the Trustee, and the rights of the Trust’s shareholders.

2.	Unified Fee Agreement between ConvexityShares and the Trust on behalf of each of the Funds. Under this agreement, ConvexityShares agreed to pay all expenses incurred by the Funds (with certain exceptions).

3.	Trading Authorization Agreement between ConvexityShares and Teucrium, under which Teucrium agreed to provide certain commodity trading advice and commodity trading services to the Trust and the Funds. Teucrium will continue to provide the services listed in the agreement to the Funds pursuant to its role as sponsor of the Trust.

Item 5.01 Changes in Control of the Registrant.

Pursuant to a Sponsorship Transfer Agreement dated June 2, 2023, between Teucrium and ConvexityShares, Teucrium agreed to act as sponsor of the Trust, as of the Effective Date. For its services to the Funds, Teucrium will receive the Sponsor Fee paid by each Fund, as described in each Fund’s Prospectus. Teucrium is deemed to control the Trust due to its position as sponsor of the Trust. ConvexityShares, the prior sponsor of the Trust, no longer controls the Trust.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Sponsor Replacement, and as of the Effective Date, Melinda Ho, Joseph W. Ferraro III and Simon Ho, each officers of ConvexityShares, no longer perform certain functions with respect to the Trust that, if the Trust had executive officers, would typically be performed by the principal financial officer and accounting officer, chief compliance officer and principal executive officer, respectively.

As of the Effective Date, Sal Gilbertie, Cory Mullen-Rusin, and Steve Kahler, officers of Teucrium, will perform certain functions with respect to the Trust that, if the Trust had executive officers, would typically be performed by the principal executive officer, principal financial and accounting officer, and chief operating officer, respectively.

Sal Gilbertie (Age: 62). President of Teucrium since its inception, its Chief Investment Officer since September 2011, and its Chief Executive Officer and Secretary since September 17, 2018, and was approved by the NFA as a principal of Teucrium on September 23, 2009 and registered as an associated person of Teucrium on November 10, 2009. He maintains his main business office at 65 Adams Road, Easton, Connecticut 06612. Effective July 16, 2012, Mr. Gilbertie was registered with the NFA as the Branch Manager for this location. Mr. Gilbertie is an officer of Teucrium Investment Advisors, LLC, a wholly owned subsidiary of Teucrium effective January 21, 2022. Mr. Gilbertie was approved by the NFA as a Principal of Teucrium Investment Advisors, LLC on April 28, 2022. Mr. Gilbertie was registered as an associated person of Teucrium Investment Advisors LLC on May 2, 2022. Mr. Gilbertie will generally assume the same roles and duties held in the parent company within the subsidiary. From October 2005 until December 2009, Mr. Gilbertie was employed by Newedge USA, LLC, an FCM and broker-dealer registered with the CFTC and the SEC, where he headed the Renewable Fuels/Energy Derivatives OTC Execution Desk and was an active futures contract and over the counter derivatives trader and market maker in multiple classes of commodities. (Between January 2008 and October 2008, he also held a comparable position with Newedge Financial, Inc., an FCM and an affiliate of Newedge USA, LLC.) From October 1998 until October 2005, Mr. Gilbertie was principal and co-founder of Cambial Asset Management, LLC, an adviser to two private funds that focused on equity options, and Cambial Financing Dynamics, a private boutique investment bank. While at Cambial Asset Management, LLC and Cambial Financing Dynamics, Mr. Gilbertie served as principal and managed the day to day activities of the business and the portfolio of both companies.

Cory Mullen-Rusin (Age: 35). Chief Financial Officer, Chief Accounting Officer and Chief Compliance Officer of Teucrium since September 17, 2018 and Ms. Mullen-Rusin has primary responsibility for the financial management, compliance and reporting of Teucrium and is in charge of its books of account and accounting records, and its accounting procedures. She maintains her main business office at Three Main Street, Suite 215, Burlington, Vermont 05401. Ms. Mullen-Rusin was approved by the NFA as a Principal of Teucrium on October 8, 2018. Ms. Mullen-Rusin began working for Teucrium in September 2011 and worked directly with the former CFO at Teucrium for seven years. Her responsibilities included aspects of financial planning, financial operations, and financial reporting for the Trust and Teucrium. Additionally, Ms. Mullen-Rusin assisted in developing, instituting, and monitoring the effectiveness of processes and procedures to comply with all regulatory agency requirements. Ms. Mullen-Rusin is an officer of Teucrium Investment Advisors, LLC, a wholly owned subsidiary of Teucrium effective January 21, 2022. Ms. Mullen-Rusin was approved by the NFA as a Principal of Teucrium Investment Advisors, LLC on April 28, 2022. Ms. Mullen-Rusin will generally assume the same roles and duties held in the parent company within the subsidiary. Ms. Mullen-Rusin graduated from Boston College with a Bachelor of Arts and Science in Communications in 2009, where she was a four-year scholarship player on the NCAA Division I Women’s Basketball team. In 2017, she earned a Master of Business Administration from Nichols College.

Steve Kahler (Age: 55). Chief Operating Officer of Teucrium. He began working for Teucrium in November 2011 as Managing Director in the trading division. He became the Chief Operating Officer on May 24, 2012 and served in that capacity through September 6, 2018, at which time he resigned. Mr. Kahler was unemployed from September 7, 2018 until October 10, 2018, when he was reappointed as Chief Operating Officer. Mr. Kahler is primarily responsible for making trading and investment decisions for the Funds, and for directing each Fund’s trades for execution. Mr. Kahler was listed as a Principal of Teucrium from May 16, 2012 to September 7, 2018 and again was listed as a Principal on October 16, 2018. Mr. Kahler was registered as an Associated Person of the Sponsor from November 8, 2011 to September 7, 2018 and re-registered as an Associated Person on October 5, 2018. Mr. Kahler was registered as a Branch Manager of Teucrium on March 16, 2012 to September 7, 2018 and was listed again from October 5, 2018 to September 29, 2021. Mr. Kahler is an officer of Teucrium Investment Advisors, LLC, a wholly owned subsidiary of Teucrium effective January 21, 2022. Mr. Kahler was approved by the NFA as a Principal of Teucrium Investment Advisors, LLC on June 2, 2022. Mr. Kahler was registered as an associated person of Teucrium Investment Advisors LLC on May 2, 2022. Mr. Kahler will generally assume the same roles and duties held in the parent company within the subsidiary. Prior to his employment with Teucrium, Mr. Kahler worked for Cargill Inc., an international producer and marketer of food, agricultural, financial and industrial products and services, from April 2006 until November 2011 in the Energy Division as Senior Petroleum Trader. In October 2006 and while employed at Cargill Inc., Mr. Kahler was approved as an Associated Person of Cargill Commodity Services Inc., a commodity trading affiliate of Cargill Inc. from September 13, 2006 to November 9, 2011. Mr. Kahler graduated from the University of Minnesota with a Bachelors of Agricultural Business Administration.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Effective July 3, 2023, Teucrium and the Trustee executed the Amended Trust Agreement. The Amended Trust Agreement establishes Teucrium as the Trust’s sponsor, and contains other clarifying amendments. Further, the Amended Trust Agreement incorporates all amendments made on May 19, 2023 to the Initial Trust Agreement as disclosed in the Trust’s Current Report on Form 8-K filed with the SEC on May 24, 2023.

A copy of the Amended Trust Agreement is attached hereto as Exhibit 3.1.

Item 8.01 Other Events.

As of the Effective Date, ConvexityShares has withdrawn as sponsor of the Trust and Teucrium has accepted its appointment to serve as sponsor of the Trust. Teucrium serves as sole sponsor of the Trust and intends to carry on the business of the Trust and the Funds.

Other than the changes outlined above, it is not expected that the Sponsor Replacement will affect the Trust, its shareholders or an investment in the Funds’ shares in any way.

Item 9.01 Financial Statement and Exhibits

Exhibit No.	Description
3.1	Amended and Restated Declaration of Trust and Trust Agreement of ConvexityShares Trust
10.1	Unified Fee Agreement
10.9	Assignment, Assumption and First Amendment to Marketing Agent Agreement
10.10	Assignment and Assumption Agreement (custody)
10.11	Assignment and Assumption Agreement (administration)
10.12	Assignment and Assumption Agreement (fund accounting)
10.13	Assignment and Assumption Agreement (transfer agency)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConvexityShares Trust (Registrant)

	By:	Teucrium Trading LLC
its Sponsor

/s/ Sal Gilbertie
Date: July 3, 2023	Name: Sal Gilbertie Title: Chief Executive Officer

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